SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): January 27, 2005

                                       FH

                                  (Depositor)

   (Issuer in respect of First Horizon Mortgage Pass-Through Trust, Mortgage

                (Exact name of registrant as specified in charter)

Delaware                      33-63714                      95-4449516
(State or other               (Commission File No.)         (I.R.S. Employer
    jurisdiction of                                         Identification No.)
    organization)



400 Horizon Way, Irving, TX                                 75063
(Address of principal executive offices)                    (Zip Code)


Registrant's Telephone Number, including area code: 214-441-4100

                                 Not Applicable
              (Former name, former address and former fiscal year,
                          if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[]Written communications pursuant to Rule 425 under the Securities Act (17
  CFR 230.425)
[]Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
  CFR 240.14a-12)
[]Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
  Act (17 CFR 240.14d-2(b))
[]Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
  Act (17 CFR 240.13e-4(c))

                    Section 8 - Other Events

  Item 8.01  Other Events

                    Section 9 - Financial Statements and Exhibits

  Item 9.01  Financial Statements and Exhibits

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: January 27, 2005


                                       FH


                          By: /s/ Diane Pickett
                              ------------------------------
                          Name:   Diane Pickett
                                  VP
                                  The Bank of New York,
                                  as Trustee

                                 EXHIBIT INDEX



Exhibit


99                  Monthly Remittance Statement dated January 27, 2005


                             Payment Date: 01/27/05


          ------------------------------------------------------------
 First Horizon Mortgage Pass-Through Trust, Mortgage Pass-Through Certificates,
                        The Bank of New York, as Trustee
          ------------------------------------------------------------

Class Information                                Current Payment Information

----------------------------------------------------------------------------------------------------------------------------------
                                 Beginning       Pass Thru     Principal       Interest      Total           Principal  Interest
Type       Class Code   Name     Cert. Bal.      Rate          Dist. Amt.      Dist. Amt.    Dist.           Losses     Shortfalls
----------------------------------------------------------------------------------------------------------------------------------
Senior                  1A1       122,428,483.68    6.250000%     2,038,993.14    637,648.35    2,676,641.49       0.00       0.00
                        1PO         2,505,549.87    0.000000%        27,135.82          0.00       27,135.82       0.00       0.00
                        2A1        12,098,978.85    5.500000%        84,513.39     55,453.65      139,967.04       0.00       0.00
                        2PO           287,065.75    0.000000%         3,930.38          0.00        3,930.38       0.00       0.00
                        3A1        40,877,190.25    6.250000%     3,523,096.58    212,902.03    3,735,998.61       0.00       0.00
                        3PO           780,685.96    0.000000%           746.51          0.00          746.51       0.00       0.00
Residual                AR                  0.00    6.250000%             0.00          0.00            0.00       0.00       0.00
----------------------------------------------------------------------------------------------------------------------------------
Subordinate             B1          5,437,634.55    6.202218%        62,824.81     28,104.50       90,929.30       0.00       0.00
                        B2          2,510,673.39    6.202218%        29,007.57     12,976.45       41,984.02       0.00       0.00
                        B3          1,463,978.53    6.202218%        16,914.37      7,566.60       24,480.97       0.00       0.00
                        B4          1,463,978.53    6.202218%        16,914.37      7,566.60       24,480.97       0.00       0.00
                        B5          1,045,698.95    6.202218%        12,081.69      5,404.71       17,486.40       0.00       0.00
                        B6            837,097.10    6.202218%         9,671.57      4,326.55       13,998.12       0.00       0.00
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
Totals          -        -        191,737,015.41     -            5,825,830.21    971,949.44    6,797,779.65     -          -
----------------------------------------------------------------------------------------------------------------------------------
Class Information

--------------------------------------------------------------------------------
                                             Ending Cert.          Unpaid
Type             Class Code     Name         Notional Bal.         Interest
--------------------------------------------------------------------------------
Senior                          1A1       120,389,490.54              0.00
                                1PO         2,478,414.04              0.00
                                2A1        12,014,465.46              0.00
                                2PO           283,135.37              0.00
                                3A1        37,354,093.67              0.00
                                3PO           779,939.44              0.00
Residual                        AR                  0.00              0.00
--------------------------------------------------------------------------------
Subordinate                     B1          5,374,809.74              0.00
                                B2          2,481,665.82              0.00
                                B3          1,447,064.16              0.00
                                B4          1,447,064.16              0.00
                                B5          1,033,617.26              0.00
                                B6            827,425.53              0.00
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Totals            -              -        185,911,185.20     -
--------------------------------------------------------------------------------

                             Payment Date: 01/27/05


          ------------------------------------------------------------
(null)
 First Horizon Mortgage Pass-Through Trust, Mortgage Pass-Through Certificates,
                        The Bank of New York, as Trustee
          ------------------------------------------------------------

Class Information                                Current Payment Information

                                                      Factors per $1,000

------------------------------------------------------------------------------------------------------------------------
                                   Beginning     Pass Thru    CUSIP       Principal     Interest    Ending Cert./
Type        Class Code    Name   Cert. Bal.(Face)  Rate       Numbers       Dist.         Dist.     Notional Bal.
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Senior                     1A1   122,428,483.68     6.250000% 32051D6Y3    15.151126      4.738167    894.577012
                           1PO     2,505,549.87     0.000000% 32051D6Z0    10.501264      0.000000    959.118927
                           2A1    12,098,978.85     5.500000% 32051D7E6     6.819996      4.474956    969.534011
                           2PO       287,065.75     0.000000% 32051D7A4    13.392002      0.000000    964.728103
                           3A1    40,877,190.25     6.250000% 32051D7F3    75.909174      4.587220    804.836975
                           3PO       780,685.96     0.000000% 32051D7B2     0.788234      0.000000    823.527737
Residual                   AR              0.00     6.250000% 32051D7D8     0.000000      0.044209      0.000000
------------------------------------------------------------------------------------------------------------------------
Subordinate                B1      5,437,634.55     6.202218% 32051D7G1    11.506375      5.147344    984.397389
                           B2      2,510,673.39     6.202218% 32051D7H9    11.506375      5.147344    984.397389
                           B3      1,463,978.53     6.202218% 32051D7J5    11.506375      5.147344    984.397389
                           B4      1,463,978.53     6.202218% 32051D7K2    11.506375      5.147344    984.397389
                           B5      1,045,698.95     6.202218% 32051D7L0    11.506375      5.147344    984.397389
                           B6        837,097.10     6.202218% 32051D7M8    11.506375      5.147344    984.397392
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Totals       -             -     191,737,015.41       -            -           -             -           -
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

          ------------------------------------------------------------
(null)
 First Horizon Mortgage Pass-Through Trust, Mortgage Pass-Through Certificates,
                        The Bank of New York, as Trustee
          ------------------------------------------------------------

--------------------------------------------------------------------------------
                             COLLATERAL INFORMATION
--------------------------------------------------------------------------------

Prin balance       131,740,270.15    13,107,499.95    41,063,415.10
Loan count                    921               96               90
Avg loan rate           6.723071%        6.039863%        6.740042%
Prepay amount        1,956,668.81        43,164.83     1,700,835.61

                          Total
                          -----
Prin balance       185,911,185.20
Loan count                   1107
Avg loan rate                6.68
Prepay amount        3,700,669.25

--------------------------------------------------------------------------------
                                FEES AND ADVANCES
--------------------------------------------------------------------------------

Master serv fees        24,893.06         2,477.46         9,093.87
Sub servicer fees       37,924.80         4,503.95        13,012.42
Trustee fees               669.07            65.99           223.62


Agg advances                  N/A              N/A              N/A
Adv this period         14,397.36         5,488.03         3,622.60

                          Total
                          -----
Master serv fees        36,464.39
Sub servicer fees       55,441.17
Trustee fees               958.69


Agg advances                  N/A
Adv this period         23,507.99

--------------------------------------------------------------------------------
                          LOSSES & INSURANCE COVERAGES
--------------------------------------------------------------------------------

Realized losses              0.00             0.00             0.00
Cumulative losses            0.00             0.00             0.00

                          Total
                          -----
Realized losses              0.00
Cumulative losses            0.00

Coverage Amounts
----------------
Bankruptcy                   0.00             0.00             0.00
Fraud                        0.00             0.00             0.00
Special Hazard               0.00             0.00             0.00

                          Total
                          -----
Bankruptcy                   0.00
Fraud                        0.00
Special Hazard               0.00


                         Aggregate Certificate Information
   -----------------------------------------------------------------------------
   Class            Aggregate           Aggregate                     Aggregate
   Type            Percentage           Prepay Pct.              End Cert. Bal.
   -----------------------------------------------------------------------------
   Senior           93.417364%           100.000000%            178,977,954.35
   -----------------------------------------------------------------------------
   Junior            6.582636%             0.000000%             12,611,646.67
   -----------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          DELINQUENCY INFORMATION
--------------------------------------------------------------------------------
Period                             Loan Count    Ending Stated Balance
------                             ----------    ---------------------
30 to 59 days                          18                 3,155,125.92
60 to 89 days                           0                         0.00
90 or more                              0                         0.00
Foreclosure                             1                   104,858.16

Totals:                                19                 3,259,984.08
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                REO INFORMATION
--------------------------------------------------------------------------------
   REO Date        Loan Number     Ending Stated Balance          Book Value
   --------        -----------     ---------------------          ----------
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   Totals:                              0                            N/A

Current Total Outstanding Balance:                                      0.00
Current Total Outstanding Number of Loans:                                 0

--------------------------------------------------------------------------------
                               OTHER INFORMATION
--------------------------------------------------------------------------------
                                  Amount/Withdrawal     Total/Ending Bal.
                                  -----------------     -----------------
Available remittance amount            6,797,779.65          6,797,779.65
Principal remittance amount            5,825,830.21          5,825,830.21
Interest remittance amount               971,949.44            971,949.44